Prudential Short-Term Corporate Bond Fund, Inc.

PGIM Short Term Corporate Bond Fund(the "Fund")

Supplement dated September 14, 2021 to the Fund's Currently Effective Summary Prospectus, Prospectus

and Statement of Additional Information (SAI)

You should read this Supplement in conjunction with the Fund's Summary Prospectus, Prospectus and SAI, as applicable, and retain it for future reference.

Effective September 30, 2021, Danielle Navarro, CFA is added as portfolio manager to the Fund.

The Fund's Summary Prospectus and Prospectus is revised as follows:

1. The table in the section of the Summary Prospectus and Prospectus entitled "Management of the Fund" is hereby revised by adding the following:

Investment	Subadviser	Portfolio	Title	Service Date
Manager		Managers
PGIM Investments	PGIM Fixed	Danielle Navarro,	Vice President and	September
LLC	Income	CFA	Portfolio Manager	2021

2. The section of the Prospectus entitled "How the Funds are Managed – Portfolio Managers" is revised by adding the following:

Danielle Navarro, CFA, is a Vice President and portfolio manager for PGIM Fixed Income's U.S. Investment Grade Corporate Bond Team. Ms. Navarro focuses on the corporate multi-sector sleeves and short/intermediate strategies. She also assists in trading credit derivatives for the firm. Previously, Ms. Navarro was a member of the Portfolio Analysis Group supporting the investment grade corporate desk. She joined the Firm in 2008. Ms. Navarro received a BA in Economics & Mathematics from Emory University and a MA in Statistics from Columbia University. She holds the Chartered Financial Analyst (CFA) designation.

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